Exhibit 19.1


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               6

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                         Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.230%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.240%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.270%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.590%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $9,656,056.94                  $158.83           $9,656,215.77
  Repurchased Loan Proceeds Related to Interest                           6,017.98                     0.00                6,017.98
                                                                          --------                     ----                --------
      Total                                                          $9,662,074.92                  $158.83           $9,662,233.75
  Servicer Advances:
  Principal Advances                                                         $0.00                  $922.13                 $922.13
  Interest Advances                                                   2,002,804.36                   141.76            2,002,946.12
                                                                      ------------                   ------            ------------
      Total                                                          $2,002,804.36                $1,063.89           $2,003,868.25
  Principal:
  Principal Collections                                             $63,949,150.69                $7,666.97          $63,956,817.66
  Prepayments in Full                                                30,044,655.19                22,371.84           30,067,027.03
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        167,097.71                     0.00              167,097.71
  Payahead Draws                                                              0.00                   171.74                  171.74
                                                                              ----                   ------                  ------
      Total                                                         $94,160,903.59               $30,210.55          $94,191,114.14
  Liquidation Proceeds                                                                                                $1,114,897.23
  Recoveries from Prior Month Charge-Offs                                                                                  8,879.75
                                                                                                                           --------
      Total Principal Collections                                                                                    $95,314,891.12
  Principal Losses for Collection Period                                                                              $2,272,105.43
  Total Regular Principal Reduction                                                                                  $96,464,141.70
  Total Collections                                                                                                 $106,980,993.12

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $106,980,993.12
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $106,980,993.12



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               6

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,234,873.79        $2,234,873.79                $0.00
   Amount per $1,000 of Original Balance               0.73                 0.73                 0.00
  Net Swap Payment, Tranche A2 B                 $228,800.00
  Net Swap Payment, Tranche A3 B                 $223,091.67
  Net Swap Payment, Tranche A4 B                 $250,621.11
  Net Swap Payment, Tranche B-2                   $49,759.79
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                    $90,586.74          $90,586.74                  $0.00                $0.00               $0.00
   Class A2 A Notes                  864,000.00          864,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                  634,133.33          634,133.33                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  284,683.33          284,683.33                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  215,864.72          215,864.72                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    47,711.04           47,711.04                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,488,570.41       $3,488,570.41                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,738,524.58       $3,738,524.58               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $100,255,322.18
  Principal Distribution Amounts
                    First Priority Distribution Amount $0.00
                    Second Priority Distribution Amount 0.00
   Third Priority Distribution Amount        34,635,750.50
   Regular Principal Distribution Amount     70,092,844.99
                                             -------------
      Principal Distribution Amount        $104,728,595.49
   Noteholder Principal Distributions:
    Class A1 Notes                                        $82,495,802.38
    Class A2 A Notes                                        8,879,759.90
    Class A2 B Notes                                        8,879,759.90
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                          $100,255,322.18
  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----
  Total Note and Certificate Principal Paid:             $100,255,322.18
  Collections Released to Seller                                   $0.00
  Total Available for Distribution          $106,980,993.12
  Total Distribution (incl. Servicing Fee)  $106,980,993.12


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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               6

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------        Distribution            Distribution            Distribution
  Class A1 Notes                                              $142.97                   $0.16                  $143.13
  Class A2 A Notes                                              13.87                    1.35                    15.22
  Class A2 B Notes                                              13.87                    0.99                    14.87
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.00                     1.00
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.02                     1.02
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.28                     1.28
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $33.42                   $1.16                   $34.59
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $32.77                   $1.22                   $33.99

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,504,919,802.38       0.8351336              $2,404,664,480.20        0.8017088
  Class A1 Notes                                82,495,802.38       0.1429737                           0.00        0.0000000
  Class A2 A Notes                             640,000,000.00       1.0000000                 631,120,240.10        0.9861254
  Class A2 B Notes                             640,000,000.00       1.0000000                 631,120,240.10        0.9861254
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,564,908,802.38       0.8383663              $2,464,653,480.20        0.8055969
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              44.80                                           43.99
  Remaining Number of Receivables                      164,474                                         161,600
  Portfolio Receivable Balance               $2,681,848,544.03                               $2,585,384,402.33

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $10,103,844.99
  Specified Credit Enhancement Amount                                                                        $25,853,844.02
  Yield Supplement Overcollateralization Amount                                                             $115,100,350.45
  Target Level of Overcollateralization                                                                     $125,204,195.44



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               6

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,114,897.23
  Recoveries from Prior Month Charge-Offs                                                                                 $8,879.75
  Total Principal Losses for Collection Period                                                                        $2,272,105.43
  Charge-off Rate for Collection Period (annualized)                                                                          0.51%
  Cumulative Net Losses for all Periods                                                                               $3,891,572.58


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,723                $27,331,768.86
  61-90 Days Delinquent                                                                           259                 $4,036,095.16
  91-120 Days Delinquent                                                                           64                   $999,476.79
  Over 120 Days Delinquent                                                                         67                 $1,285,277.13

  Repossesion Inventory                                                                           200                 $3,410,957.37


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.3920%
  Preceding Collection Period                                                                                               0.5134%
  Current Collection Period                                                                                                 0.5232%
  Three Month Average                                                                                                       0.4762%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.1830%
  Current Collection Period                                                                                                 0.2413%
  Three Month Average                                                                                                       0.1907%



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               6

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,347,456.68                     $2,766.74
  New Advances                                                                           1,983,923.77                      1,063.89
  Servicer Advance Recoveries                                                            1,964,834.04                        690.20
                                                                                         ------------                        ------
  Ending Servicer Advances                                                              $5,366,546.41                     $3,140.43

  Current Month Interest Advances for Prepaid Loans                                        $18,880.59                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $10,910.02
  Additional Payaheads                                                                                                    12,211.50
  Payahead Draws                                                                                                          22,632.42
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                           $489.10

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